UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2023

EVO Transportation & Energy Services, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-54218	37-1615850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2075 West Pinnacle Peak Rd. Suite 130, Phoenix, AZ		85027
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 877-973-9191

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory
Arrangements of Certain Officers.

Appointment of James Faught

On August 30, 2023, EVO Transportation & Energy Services, Inc. (the “Company”) announced the appointment of James Faught as Chief Financial Officer of the Company, effective immediately.

Mr. Faught, age 42, has served in various accounting and finance roles within the transportation industry. From 2017 to 2022, he served at Yellow Corporation, which was a leading LTL carrier, most recently as Chief Accounting Officer. Prior to Yellow Corporation, he was the Director of Financial Planning and Analysis at Safe Fleet, a provider of fleet safety solutions, and served in various roles at Watco Companies, Renewable Energy Group and Deloitte. Mr. Faught is a certified public accountant and holds a MS in Accounting from the University of Texas at Dallas and a BS in Accounting from the University of Texas at Arlington.

There are no arrangements or understandings between Mr. Faught and any person pursuant to which Mr. Faught was appointed as Chief Financial Officer. There is no family relationship between Mr. Faught and any director or executive officer of the Company. There are no actual or proposed transactions between Mr. Faught or any of his related persons and the Company that would require disclosure under Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

Item 7.01 Regulation FD Disclosure.

On August 30, 2023, the Company issued a press release announcing the appointment of Mr. Faught as Chief Financial Officer of the Company. A copy of the press release is furnished as Exhibit 99.1 hereto. The information furnished in this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by a specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. Description

99.1 Press release, dated as of August 30, 2023, of EVO Transportation & Energy Services, Inc.

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 30, 2023	By:	/s/ Melinda Wang
	Its:	Executive Vice President, General Counsel and Secretary